UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 17, 2007
   (Date of earliest event reported)

GSR Trust 2007-HEL1
(Exact name of issuing entity as specified in its charter)

GS Mortgage Securities Corp.
(Exact name of depositor as specified in its charter)

Goldman Sachs Mortgage Company
(Exact name of sponsor as specified in its charter)

Delaware	333-139817-09	13-3387389
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

85 Broad Street, New York, New York		10004
(Address of Principal Executive Office)		(Zip Code)

Registrant’s telephone number, including area code: (212) 902-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Exhibits:

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of April 5, 2007, between GS Mortgage Securities Corp., as depositor and Goldman, Sachs & Co. as underwriter
Exhibit No.	Description
3.1
Amended and Restated Trust Agreement, dated as of April 17, 2007, among GS Mortgage Securities Corp., as Depositor, Wilmington Trust Company, as Owner Trustee and Deutsche Bank National Trust Company, as Indenture Trustee, Certificate Registrar and Certificate Paying Agent.

Exhibit No.	Description
4.1	Indenture, dated as of April 17, 2007, between GSR Trust 2007-HEL1, as Issuing Entity and Deutsche Bank National Trust Company, as Indenture Trustee.
Exhibit No.	Description
99.1
Sale and Servicing Agreement, dated as of April 17, 2007, among GS Mortgage Securities Corp., as Depositor, GSR Trust 2007-HEL1, as Issuer, Deutsche Bank National Trust Company, as Indenture Trustee, Goldman Sachs Mortgage Company, as Seller and Residential Funding Company, LLC, as Original Loan Seller and Servicer.

Exhibit No.	Description
99.2
Administration Agreement, dated as of April 17, 2007, among GSR Trust 2007-HEL1, as Issuing Entity, Deutsche Bank National Trust Company, as Indenture Trustee, Wilmington Trust Company, as Owner Trustee and GS Mortgage Securities Corp., as Depositor.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

GS MORTGAGE SECURITIES CORP. By: /s/ Michelle Gill Name: Michelle Gill Title: Vice President

Dated: May 8, 2007

EXHIBIT INDEX

Item 601 (a) of Regulation S-K Exhibit No.	Sequentially Numbered Description

1.1	Underwriting Agreement, dated as of April 5, 2007, between GS Mortgage Securities Corp., as depositor and Goldman, Sachs & Co. as underwriter
3.1
Amended and Restated Trust Agreement, dated as of April 17, 2007, among GS Mortgage Securities Corp., as Depositor, Wilmington Trust Company, as Owner Trustee and Deutsche Bank National Trust Company, as Indenture Trustee, Certificate Registrar and Certificate Paying Agent.

4.1	Indenture, dated as of April 17, 2007, between GSR Trust 2007-HEL1, as Issuing Entity and Deutsche Bank National Trust Company, as Indenture Trustee and Appendix A to Indenture.
99.1
Sale and Servicing Agreement, dated as of April 17, 2007, among GS Mortgage Securities Corp., as Depositor, GSR Trust 2007-HEL1, as Issuer, Deutsche Bank National Trust Company, as Indenture Trustee, Goldman Sachs Mortgage Company, as Seller and Residential Funding Company, LLC, as Original Loan Seller and Servicer.

99.2
Administration Agreement, dated as of April 17, 2007, among GSR Trust 2007-HEL1, as Issuing Entity, Deutsche Bank National Trust Company, as Indenture Trustee, Wilmington Trust Company, as Owner Trustee and GS Mortgage Securities Corp., as Depositor.